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                                                                   EXHIBIT 25.1



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ---------

                                    FORM T-1
                                   ---------


                   STATEMENT OF ELIGIBILITY AND QUALIFICATION
            UNDER THE TRUST INDENTURE ACT OF 1939, AS AMENDED, OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                                   ---------

                           FIRST UNION NATIONAL BANK
              (Exact name of trustee as specified in its charter)

United States National Bank                        56-0900030
(State of incorporation if                         (I.R.S. employer
not a national bank)                                identification no.)

First Union National Bank
230 South Tryon Street, 9th Floor
Charlotte, North Carolina                          28288-1179
(Address of principal                              (Zip Code)
executive offices)

                                 SAME AS ABOVE

                 (Name, address and telephone number, including
                   area code, of trustee's agent for service)

                          NEWFIELD EXPLORATION COMPANY

              (Exact name of obliger as specified in its charter)

                                    DELAWARE

         (State or other jurisdiction of incorporation or organization)

                                   71-1133047
                      (I.R.S. employer identification no.)

                         363 N. Sam Houston Parkway E.
                                   Suite 2020
                              Houston, Texas 77060
                                 (281) 847-6000


         (Address, including zip code, of principal executive offices)
                             ---------------------

                                US $125,000,000
                          7.45% Senior Notes due 2007

                      (Title of the indenture securities)

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1.       General information.  Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject

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         Name                                      Address
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Federal Reserve Bank of Richmond, VA               Richmond, VA

Comptroller of the Currency                        Washington, D.C.

Securities and Exchange Commission
Division of Market Regulation                      Washington, D.C.

Federal Deposit Insurance Corporation              Washington, D.C.


         (b)     Whether it is authorized to exercise corporate trust powers.

                 The trustee is authorized to exercise corporate trust powers.

2. Affiliations with obligor and underwriters. If the obligor or any underwriter for the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

         (See Note 1 on Page 4.)


Because the obligor is not in default on any securities issued under indentures under which the applicant is trustee, Items 3 through 15 are not required herein.

16.      List of Exhibits.

         All exhibits identified below are filed as a part of this statement of eligibility.

        *1. A copy of the Articles of Association of First Union National Bank as now in effect, which contain the authority to commence business and a grant of powers to exercise corporate trust powers.





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        *2.      A copy of the certificate of authority of the trustee to
                 commence business, if not contained in the Articles of Association.

        *3. A copy of the authorization of the trustee to exercise corporate trust powers, if such authorization is not contained in the documents specified in exhibits (1) or (2) above.

        *4. A copy of the existing By-laws of the trustee, or instruments corresponding thereto.

         5.      Inapplicable.

         6. The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939. Included at Page 4 of this Form T-1 Statement.

        *7. A copy of the latest report of condition of the trustee published pursuant to law or to the requirements of its supervising or examining authority.

         8.      Inapplicable.

         9.      Inapplicable.

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* Incorporated by reference to Exhibits bearing identical numbers in Item 16 of the Form T-1 of First Union National Bank, filed as Exhibit 25.1 of the Current Report on Form 8-K of Summit Properties Partnership L.P. filed with the Securities and Exchange Commission on July 23, 1997 (Registration
  No. 333-25575-01).




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                                      NOTE

Note 1: Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information. Item 2 may, however, be considered correct unless amended by an amendment to this Form T-1.


                                   SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, First Union National Bank, a national association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Charlotte, and State of North Carolina, on the 17th day of November, 1997.



                                          FIRST UNION NATIONAL BANK
                                          (trustee)


                                          By: /s/ DANIEL S. OBER
                                             -----------------------------
                                             Its: V.P.
                                                 -------------------------

                               CONSENT OF TRUSTEE

         Under section 321(b) of the Trust Indenture Act of 1939, as amended, and in connection with the proposed issuance by Newfield Exploration Company of its 7.45% Senior Notes due 2007, First Union National Bank as the trustee herein named, hereby consents that reports of examinations of said Trustee by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon requests therefor.




                                          FIRST UNION NATIONAL BANK


                                          By: /s/ Daniel S. Ober
                                             -----------------------------
                                             Name: Daniel S. Ober
                                                  ------------------------
                                             Its: V.P.
                                                 -------------------------


Dated:  November 17, 1997





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